Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$2.85	$2.42	$1.52	$1.28	$1.11	$(0.01)	$1.11	$0.14
Notable items impact on earnings per share(a)	(0.79)	(0.80)	(0.22)	0.14	0.07	(0.69)	0.40	(0.51)
Adjusted diluted net earnings per share(a)	$3.64	$3.22	$1.74	$1.14	$1.04	$0.68	$0.71	$0.65
Diluted weighted average # of shares outstanding	363.1	347.7	343.8	338.7	333.7	332.0	327.7	323.5

Total Net Sales	$5,373	$5,348	$4,481	$3,604	$3,395	$3,548	$3,149	$2,679
Cost of goods sold	3,526	3,846	3,512	2,934	2,824	3,139	2,589	2,280
Gross Margin	$1,847	$1,502	$969	$670	$571	$409	$560	$399
SG&A	108	124	133	127	130	120	123	107
Other operating (income) expense	65	224	136	(2)	72	144	158	119
Operating earnings	$1,674	$1,154	$700	$545	$369	$145	$279	$173
Interest expense, net	(34)	(31)	(34)	(41)	(36)	(17)	(35)	(48)
Consolidated foreign currency gain/(loss)	(227)	(61)	75	51	149	(97)	91	(100)
Earnings from consolidated companies before income taxes	1,377	1,061	677	546	474	(19)	324	25
Provision for (benefit from) income taxes	369	277	206	118	108	(6)	(44)	6
Earnings (loss) from consolidated companies	$1,008	$784	$471	$428	$366	$(13)	$368	$19
Equity in net earnings (loss) of nonconsolidated companies	36	72	57	31	13	16	—	37
Less: Net earnings (loss) attributable to noncontrolling interests	8	14	5	24	10	7	3	11
Net earnings (loss) attributable to Mosaic	$1,036	$842	$523	$435	$369	$(4)	$365	$45
After tax Notable items included in earnings	$(286)	$(277)	$(75)	$46	$22	$(231)	$131	$(165)

Gross Margin Rate	34%	28%	22%	19%	17%	12%	18%	15%

Effective Tax Rate (including discrete tax)	27%	26%	30%	22%	23%	32%	(14)%	24%
Discrete Tax benefit (expense)	$(14)	$(12)	$(9)	$14	$10	$17	$2	$1

Depreciation, Depletion and Amortization	$245	$229	$233	$220	$244	$239	$257	$241
Accretion Expense	$20	$19	$22	$23	$23	$23	$27	$27
Share-Based Compensation Expense	$(1)	$6	$6	$12	$9	$6	$6	$9
Notable Items	$361	$354	$84	$(66)	$(32)	$335	$—	$222
Adjusted EBITDA(b)	$2,028	$1,686	$1,051	$777	$744	$594	$646	$576

Net cash provided by (used in) operating activities	$1,585	$889	$956	$149	$1,073	$647	$538	$(80)
Cash paid for interest (net of amount capitalized)	80	3	83	8	80	5	76	17
Cash paid for income taxes (net of refunds)	233	253	370	226	147	49	(36)	99
Net cash used in investing activities	$(265)	$(355)	$(343)	$(221)	$(312)	$(422)	$(362)	$(388)
Capital expenditures	(263)	(354)	(341)	(322)	(310)	(412)	(359)	(383)
Net cash (used in) provided by financing activities	$(1,331)	$(650)	$(573)	$(209)	$(607)	$(254)	$(411)	$458
Cash dividends paid	(54)	(51)	(51)	(152)	(68)	(66)	(65)	(70)
Effect of exchange rate changes on cash	$(33)	$(20)	$(8)	$4	$9	$(10)	$(6)	$(4)
Net change in cash and cash equivalents	$(44)	$(135)	$32	$(277)	$164	$(39)	$(241)	$(14)

Short-term debt	$17	$201	$225	$855	$229	$300	$400	$1,204
Long-term debt (including current portion)	3,960	3,959	3,397	3,389	3,393	3,357	3,362	3,350
Cash & cash equivalents	839	703	735	465	626	591	349	337
Net debt	$3,138	$3,457	$2,887	$3,779	$2,996	$3,066	$3,413	$4,217

Segment Contributions (in millions)
Phosphate	$1,801	$1,577	$1,310	$1,382	$1,286	$986	$1,070	$1,169
Potash	1,580	1,432	1,136	907	849	720	758	643
Mosaic Fertilizantes	2,260	2,629	1,910	1,343	1,419	1,731	1,192	886
Corporate and Other(c)	(268)	(290)	125	(28)	(159)	111	129	(19)
Total net sales	$5,373	$5,348	$4,481	$3,604	$3,395	$3,548	$3,149	$2,679

Phosphate	$578	$131	$145	$266	$146	$(58)	$21	$40
Potash	915	793	497	402	328	200	222	198
Mosaic Fertilizantes	420	323	(20)	(32)	(20)	77	50	42
Corporate and Other(c)	(239)	(93)	78	(91)	(85)	(74)	(14)	(107)
Consolidated operating earnings	$1,674	$1,154	$700	$545	$369	$145	$279	$173

Phosphate(d)	1,675	1,651	1,571	1,836	1,922	1,651	1,582	1,644
Potash(d)	2,304	2,142	1,863	1,910	2,163	2,220	2,577	2,163
Mosaic Fertilizantes	2,320	2,824	2,472	2,080	2,385	3,060	2,158	1,715
Corporate and Other	533	221	466	420	359	482	618	333
Total finished product tonnes sold ('000 tonnes)	6,832	6,838	6,372	6,246	6,829	7,413	6,935	5,855
Sales of Performance Products ('000 tonnes)(e)	741	790	1,265	819	977	1,305	1,044	787

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,801	$1,577	$1,310	$1,382	$1,286	$986	$1,070	$1,169
Cost of Goods Sold	1,159	1,219	1,078	1,123	1,070	899	931	1,010
Gross Margin	$642	$358	$232	$259	$216	$87	$139	$159
Notable Items Included in Gross Margin	—	(9)	(30)	—	(31)	—	(28)	—
Adjusted Gross Margin(b)	$642	$367	$262	$259	$247	$87	$167	$159

SG&A	10	8	15	10	11	10	11	13
Other operating (income) expense	54	219	72	(17)	59	135	107	106

Operating Earnings	$578	$131	$145	$266	$146	$(58)	$21	$40
Plus: Depreciation, Depletion and Amortization	133	121	111	116	129	117	124	117
Plus: Accretion Expense	14	13	15	16	16	16	19	20
Plus: Foreign Exchange Gain (Loss)	—	3	(4)	(2)	(2)	4	(1)	2
Plus: Other Income (Expense)	(24)	1	(9)	—	(1)	(6)	(9)	3
Plus: Dividends from equity investments	—	—	—	25	—	—	—	15
Less: Earnings (loss) from Consolidated Noncontrolling Interests	9	14	5	25	12	8	2	10
Plus: Notables Items	66	226	95	(14)	109	136	107	90
Adjusted EBITDA(b)	$758	$481	$348	$382	$385	$201	$259	$277

Capital expenditures	$157	$168	$159	$142	$119	$157	$208	$197
Gross Margin $ / tonne of finished product	$383	$217	$148	$141	$112	$53	$88	$97
Adjusted Gross Margin $ / tonne of finished product	$383	$222	$167	$141	$129	$53	$106	$97
Gross margin as a percent of sales	36%	23%	18%	19%	17%	9%	13%	14%

Freight included in finished goods (in millions)	$94	$98	$95	$96	$102	$92	$105	$103
Idle/Turnaround costs (excluding notable items)	$79	$79	$70	$42	$34	$25	$32	$56

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	814	824	844	1,022	928	913	762	900
Performance & other products(f)	780	750	640	740	919	673	741	673
Other products(i)	81	77	87	74	75	65	79	71
Total Finished Product(d)	1,675	1,651	1,571	1,836	1,922	1,651	1,582	1,644

DAP selling price (fob plant)(q)	$920	$809	$722	$660	$585	$487	$552	$598
Average finished product selling price (destination)(g)	$1,048	$924	$794	$717	$634	$569	$658	$677

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,636	1,664	1,602	1,836	1,660	1,593	1,479	1,577
Operating Rate	66%	67%	65%	74%	67%	64%	60%	64%

Raw Materials
Ammonia used in production	$236	$236	$243	$274	$240	$234	$209	$246
% manufactured ammonia used in production	22%	5%	42%	29%	44%	32%	53%	1%
Sulfur used in production	$764	$781	$745	$840	$771	$735	$549	$725
% prilled sulfur used in production	5%	—%	3%	7%	11%	5%	6%	1%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$591	$665	$653	$605	$441	$353	$366	$404
Sulfur (long ton)(k)	$385	$436	$348	$236	$195	$156	$152	$142
Blended rock	$64	$68	$78	$77	$79	$81	$77	$81

Phosphate cash conversion costs, production / tonne(r)	$86	$85	$96	$96	$105	$105	$118	$110
Cash costs of U.S. mined rock/production tonne(s)	$46	$41	$48	$58	$56	$56	$56	$57

ARO cash spending (in millions)	$28	$33	$43	$41	$41	$42	$41	$40

MWSPC equity earnings (loss)	$34	$72	$58	$31	$10	$17	$—	$37
MWSPC total sales tonnes (DAP/MAP/NPK)	413	599	684	762	649	771	722	671

Miski Mayo external sales revenue	$21	$33	$38	$41	$47	$33	$18	$37

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,580	$1,432	$1,136	$907	$849	$720	$758	$643
Cost of Goods Sold	652	633	598	494	513	510	503	431
Gross Margin	$928	$799	$538	$413	$336	$210	$255	$212
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$928	$799	$538	$413	$336	$210	$255	$212

SG&A	8	6	9	8	7	6	8	9
Other operating (income) expense	5	—	32	3	1	4	25	5

Operating Earnings	$915	$793	$497	$402	$328	$200	$222	$198
Plus: Depreciation, Depletion and Amortization	81	76	73	70	74	66	89	82
Plus: Accretion Expense	2	2	2	2	2	2	3	2
Plus: Foreign Exchange Gain (Loss)	(23)	(19)	6	3	23	(26)	41	(31)
Plus: Other Income (Expense)	—	—	—	—	—	(43)	(2)	—
Plus: Notable Items	23	19	19	(3)	(19)	68	(31)	30
Adjusted EBITDA(b)	$998	$871	$597	$474	$408	$267	$322	$281

Capital expenditures	$67	$78	$72	$93	$74	$85	$105	$97
Gross Margin $ / tonne of finished product	$403	$373	$289	$216	$155	$95	$99	$98
Adjusted Gross Margin $ / tonne of finished product	$403	$373	$289	$216	$155	$95	$99	$98
Gross margin as a percent of sales	59%	56%	47%	46%	40%	29%	34%	33%

Supplemental Cost Information
Canadian resource taxes	$274	$258	$238	$121	$95	$86	$102	$64
Royalties	$32	$31	$24	$19	$13	$9	$13	$10
Freight(l)	$76	$55	$66	$80	$94	$99	$78	$86
Idle/Turnaround costs (excluding notable items)	$9	$13	$24	$22	$35	$37	$3	$9

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,045	1,952	1,707	1,696	1,883	2,031	2,359	1,927
Performance & other products(m)	245	178	143	201	270	177	207	225
Other products(i)	14	12	13	13	10	12	11	11
Total Finished Product(d)	2,304	2,142	1,863	1,910	2,163	2,220	2,577	2,163

Crop Nutrients North America	727	439	594	739	881	1,129	773	838
Crop Nutrients International	1,415	1,574	1,145	1,053	1,144	1,007	1,666	1,195
Non-Agricultural	162	129	125	118	138	84	138	130
Total Finished Product(d)	2,304	2,142	1,863	1,910	2,163	2,220	2,577	2,163

MOP selling price (fob mine)(o)	$678	$666	$581	$421	$326	$266	$243	$241
Average finished product selling price (destination)(g)	$686	$669	$610	$475	$392	$324	$294	$297

Production Volumes ('000 tonnes)
Production Volume	2,436	2,266	2,151	1,944	1,921	1,854	2,527	2,338
Operating Rate	87%	81%	77%	69%	69%	66%	90%	81%

MOP cash costs of production including brine / production tonne(n)	$78	$78	$76	$81	$74	$73	$66	$72
ARO cash spending (in millions)	$13	$11	$5	$3	$3	$3	$2	$1

Average CAD / USD	$1.276	$1.304	$1.358	$1.352	$1.343	$1.342	$1.361	$1.348

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$2,260	$2,629	$1,910	$1,343	$1,419	$1,731	$1,192	$886
Cost of Goods Sold	1,810	2,281	1,882	1,344	1,406	1,625	1,098	811
Gross Margin	$450	$348	$28	$(1)	$13	$106	$94	$75
Notable Items Included in Gross Margin	—	14	(1)	—	(13)	(2)	(3)	1
Adjusted Gross Margin(b)	$450	$334	$29	$(1)	$26	$108	$97	$74

SG&A	27	25	29	26	29	26	29	30
Other operating (income) expense	3	—	19	5	4	3	15	3

Operating Earnings	$420	$323	$(20)	$(32)	$(20)	$77	$50	$42
Plus: Depreciation, Depletion and Amortization	27	28	45	32	38	54	41	40
Plus: Accretion Expense	4	4	5	5	5	5	5	5
Plus: Foreign Exchange Gain (Loss)	(83)	(66)	38	23	73	(48)	32	(45)
Plus: Other Income (Expense)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	(1)	—	—	—	(2)	—	—	1
Plus: Notable Items	76	55	(38)	(24)	(31)	60	(16)	44
Adjusted EBITDA(b)	$444	$343	$29	$3	$66	$147	$111	$83

Capital expenditures	$39	$92	$100	$87	$63	$118	$68	$82
Gross Margin $ / tonne of finished product	$194	$123	$11	$(1)	$5	$35	$44	$44
Adjusted Gross Margin $ / tonne of finished product	$194	$118	$12	$(1)	$11	$35	$45	$43
Gross margin as a percent of sales	20%	13%	1%	—%	1%	6%	8%	8%
Idle/Turnaround costs (excluding notable items)	$30	$44	$29	$11	$30	$28	$26	15

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	638	488	505	510	611	622	492	324
Potash produced in Brazil	46	33	40	44	44	62	45	32
Purchased nutrients for distribution(p)	1,636	2,303	1,927	1,526	1,730	2,376	1,621	1,359
Total Finished Product	2,320	2,824	2,472	2,080	2,385	3,060	2,158	1,715

Sales of Performance Products ('000 tonnes)(e)	290	574	473	211	283	660	341	123

Brazil MAP price (Brazil production delivered price to third party)	$1,021	$866	$663	$669	$653	$533	$580	$581
Average finished product selling price (destination)(g)	$974	$931	$773	$646	$595	$566	$552	$517

Production Volumes ('000 tonnes)
MAP	266	174	261	235	219	160	256	241
TSP	129	85	82	106	88	131	50	99
SSP	275	343	332	283	240	321	316	278
DCP	85	114	126	108	133	133	120	124
NPK	55	25	49	45	56	62	32	51
Total phosphate tonnes produced	810	741	851	777	736	807	774	793
MOP	38	69	100	82	61	106	114	104

Phosphate operating rate	83%	76%	87%	78%	74%	81%	77%	79%
Potash operating rate	29%	55%	80%	65%	49%	85%	91%	83%

Realized Costs ($/tonne)
Ammonia/tonne	$1,396	$1,267	$1,354	$1,150	$912	$667	$655	$705

Sulfur (long ton)	$384	$432	$402	$278	$258	$219	$179	$173
Blended rock	$102	$106	$106	$124	$128	$117	$117	$115

Purchases ('000 tonnes)
DAP/MAP from Mosaic	102	30	38	146	117	20	58	68
MicroEssentials® from Mosaic	448	370	205	277	427	152	163	169
Potash from Mosaic/Canpotex	663	798	417	235	756	672	404	358

Phosphate cash conversion costs in BRL, production / tonne(r)	R$506	R$533	R$483	R$538	R$540	R$495	R$546	R$502
Potash cash conversion costs in BRL, production / tonne	R$2,285	R$1,591	R$1,176	R$1,455	R$1,701	R$1,143	R$1,064	R$970
Mined rock costs in BRL, cash produced / tonne	R$500	R$525	R$632	R$606	R$533	R$498	R$548	R$597
ARO cash spending (in millions)	$4	$5	$11	$3	$4	$6	$7	$2

Average BRL / USD	$4.917	$5.244	$5.255	$5.196	$4.954	$4.880	$4.953	$4.952

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(268)	$(290)	$125	$(28)	$(159)	$111	$129	$(19)
Cost of Goods Sold	(95)	(287)	(46)	(27)	(165)	105	57	28
Gross Margin (Loss)	$(173)	$(3)	$171	$(1)	$6	$6	$72	$(47)
Notable items Included in Gross Margin	(62)	(76)	14	(1)	34	(45)	40	(31)
Adjusted Gross Margin (Loss)(b)	$(111)	$73	$157	$—	$(28)	$51	$32	$(16)

SG&A	63	85	80	83	83	78	75	55
Other operating (income) expense	3	5	13	7	8	2	11	5

Operating Earnings (Loss)	$(239)	$(93)	$78	$(91)	$(85)	$(74)	$(14)	$(107)
Plus: Depreciation, Depletion and Amortization	4	4	4	2	3	2	3	2
Plus: Share-Based Compensation Expense	(1)	6	6	12	9	6	6	9
Plus: Foreign Exchange Gain (Loss)	(121)	21	34	27	54	(26)	19	(27)
Plus: Other Income (Expense)	(11)	(1)	(53)	(7)	(5)	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	—	—	—	—	—
Plus: Notable Items	196	54	8	(25)	(91)	71	(60)	58
Adjusted EBITDA(b)	$(172)	$(9)	$77	$(82)	$(115)	$(21)	$(46)	$(65)

Elimination of profit in inventory included in COGS	$(180)	$104	$171	$20	$35	$45	$16	$(15)
Unrealized gain (loss) on derivatives included in COGS	$(59)	$(76)	$14	$(1)	$34	$(45)	$41	$(31)

Operating Data
Sales volumes ('000 tonnes)	533	221	466	420	359	482	618	333
Sales of Performance Products ('000 tonnes)	14	9	6	—	—	—	—	—

Average finished product selling price (destination)(g)	$732	$720	$692	$636	$478	$423	$414	$389

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	6	47	—	31	—	—	—
MicroEssentials® from Mosaic	—	15	1	16	3	—	2	3
Potash from Mosaic/Canpotex	471	332	337	296	126	—	345	322

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$28	$(0.22)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(31)	8	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	1	—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	4	(1)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(14)	4	(0.03)
Environmental reserve	Phosphate	Other operating income (expense)	(77)	21	(0.17)
Total Notable Items			$(228)	$63	$(0.51)

Q4 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$79	$(16)	$0.20
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	40	(7)	0.10
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	2	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(3)	1	(0.01)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(4)	1	(0.01)
Environmental reserve	Phosphate	Other operating income (expense)	(64)	11	(0.16)
Land reclamation	Phosphate	Cost of goods sold	(28)	5	(0.07)
ARO adjustment	Potash	Other operating income (expense)	(10)	2	(0.02)
Tax law change	Mosaic Fertilizantes	(Provision for) benefit from income taxes	—	136	0.42
Total Notable Items			$(6)	$137	$0.40

Q3 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(107)	$27	$(0.23)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(45)	12	(0.10)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(2)	1	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(6)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(123)	32	(0.28)
Environmental reserve	Phosphate	Other operating income (expense)	(3)	1	(0.01)
Pension plan termination settlement	Potash	Other non-operating income (expense)	(42)	10	(0.10)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	22	0.07
Total Notable Items			$(340)	$109	$(0.69)

Q2 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Unrealized foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$114	$(28)	$0.26
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	34	(9)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(13)	3	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	2	—	—
ARO Adjustment	Phosphate	Other operating income (expense)	(28)	7	(0.06)
Environmental reserve	Phosphate	Other operating income (expense)	(37)	9	(0.08)
Land reclamation	Phosphate	Cost of goods sold	(31)	8	(0.07)
Total Notable Items			$29	$(7)	$0.07

Q1 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$51	$(12)	$0.11
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(1)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
Gain on sale of Streamsong Resort	Phosphate	Other operating income (expense)	57	(14)	0.13
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(8)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphate	Other operating income (expense)	(6)	1	(0.01)
Total Notable Items			$61	$(15)	$0.14

Q4 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$75	$(18)	$0.16
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	14	(4)	0.03
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(1)	—	—
Fixed asset write-off	Phosphate	Other operating income (expense)	(6)	2	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphates	Other operating income (expense)	(44)	11	(0.09)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(30)	8	(0.07)
Insurance proceeds	Phosphates	Other operating income (expense)	5	(1)	0.01
Pension plan termination settlement	Consolidated	Other non-operating income (expense)	(42)	10	(0.09)
Environmental reserve	Potash	Other operating income (expense)	(28)	7	(0.06)
Lease termination and severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(89)	$14	$(0.22)

Q3 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(61)	$16	$(0.13)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(76)	20	(0.16)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	4	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	14	(4)	0.03
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(12)	(0.04)
ARO Adjustment	Phosphates	Other operating income (expense)	(143)	36	(0.31)
Environmental reserve	Phosphates	Other operating income (expense)	(71)	18	(0.15)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Insurance proceeds	Phosphates	Other operating income (expense)	4	(1)	0.01
ARO Adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$(357)	$80	$(0.80)

Q2 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(227)	$57	$(0.47)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(59)	15	(0.12)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(26)	7	(0.05)
Gain on sale of plant	Mosaic Fertilizantes	Other operating income (expense)	7	(2)	0.02
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Environmental reserve	Phosphates	Other operating income (expense)	(30)	7	(0.06)
Write down of investment	Corporate and Other	Other non-operating income (expense)	(12)	3	(0.02)
Inventory lower of cost or market	Corporate and Other	Cost of goods sold	(3)	1	(0.01)
Total Notable Items			$(364)	$78	$(0.79)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Consolidated Net Income (Loss)	$1,036	$842	$523	$435	$369	$(4)	$365	$45
Less: Consolidated Interest Expense, Net	(34)	(31)	(34)	(41)	(36)	(17)	(35)	(48)
Plus: Consolidated Depreciation, Depletion & Amortization	245	229	233	220	244	239	257	241
Plus: Accretion Expense	20	19	22	23	23	23	27	27
Plus: Share-Based Compensation Expense (Benefit)	(1)	6	6	12	9	6	6	9
Plus: Consolidated Provision for (Benefit from) Income Taxes	369	277	206	118	108	(6)	(44)	6
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	36	72	57	6	13	16	—	22
Plus: Notable Items	361	354	84	(66)	(32)	335	—	222
Consolidated Adjusted EBITDA	$2,028	$1,686	$1,051	$777	$744	$594	$646	$576

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense), plus dividends from equity investments, less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.